Greenwich Street Series Fund


Sub-Item 77Q1

Registrant incorporates by reference Registrant's Supplement to the Prospectus dated DECEMBER 1, 2005 filed on DECEMBER 1, 2005.
(Accession No. 0001193125-05-234727)